UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant’s Telephone Number, including Area Code:  813-282-7870

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Focus Fund

Semi-Annual Report

September 30, 2017

(Unaudited)

Institutional Class (GFFIX)
Investor Class (GFFAX)

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2017 (UNAUDITED)

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) semi-annual shareholder letter.  This letter covers the semi-annual period from April 1, 2017 through September 30, 2017. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind Ares Management, and a list of the Focus Fund’s top ten equity holdings as of September 30, 2017.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through September 30, 2017. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through September 30, 2017 are summarized below:

Performance Returns Through 09/30/17
					Annualized Since Inception
	2017 YTD	3 Months	6 Months	1 Year
GFFIX (Institutional)	8.35%	5.29%	7.34%	18.32%	3.79%
GFFAX (Investor)	8.22%	5.23%	7.20%	18.06%	3.45%
Russell 2000 Index®	10.95%	5.67%	8.28%	20.75%	12.60%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the period from April 1, 2017 through September 30, 2017, the Focus Fund had a total return of 7.34% (Institutional Class) / 7.20% (Investor Class) compared to the benchmark Russell 2000 Small Cap Index® which returned 8.28% during this period. Total return indicates the Focus Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as The Carlyle Group, Bob Evans, Penn National Gaming, WellCare, and LaQuinta Holdings.  B.

However, we also had positions that did not perform well, such as DineEquity, Prestige Brands, Ambac, and Enlink Midstream generally hurt by the decline in consumer stocks.

Ares Management (NYSE: ARES)

We own Ares Management.  Ares Management is a Los Angeles-based alternative asset manager that alumni of Apollo Management founded in 1997.  Ares specializes in direct private lending, but the firm also has significant private equity and real estate platforms.  Ares Management is the third-party manager for the largest publicly-traded business development company (BDC), Ares Capital Corporation (ARCC).

Here is our investment thesis on Ares Management:

1)

We Favor Alternative Managers over Traditional Asset Managers - We also own several other alternative asset managers (Blackstone, KKR, Carlyle & Colony) because we like the tailwinds and structural growth characteristics of this sector.

a.

Institutional portfolio allocation tailwinds - We believe large institutions are approaching investing with a barbell strategy.  On the one hand, institutions are shifting away from active management to passively managed index funds.  To complement the passive strategy with public securities, they are allocating a higher and higher proportion of their portfolio to alternative funds.

b.

Alternative Managers have more stable AUM – Alternative managers have a high proportion of their AUM in long-lived or permanent capital structures such as private equity funds where the manager decides when to monetize investments and return capital to investors.  Ares also has a significant proportion of its

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

AUM in permanent capital structures such as Ares Capital Corporation.  In a permanent capital structure, the investor can never redeem from the fund, so Ares Management’s revenue base is more stable due to the permanent capital.  If the investor wants to exit their position in a fund with permanent capital, the investor must sell their investment on the secondary market.

2)

Ares is a Leading Alternative Credit Manager and Alternative Credit has tailwinds – Alternative credit is direct lending outside of the banking system.  With $60 billion in AUM in Alternative Credit, Ares is a leader in this area.  Alternative credit is growing as continued low-interest rates drive investors to seek higher yields and banks are exiting certain lending segments due to increased regulation.

3)

Attractive Growth of AUM

a.

Attractive Performance Track Record – Ares has attractive performance track records across each of their investment platforms.  We believe the track records and their investment process will allow them to continue to raise additional AUM.

b.

Smaller base allows for higher growth rates – Over the past ten years, Ares has grown AUM at a 21% compounded annual growth rate (CAGR).  Since its IPO, the growth rate has been slower but has reaccelerated this year.

4)

Operating leverage – Ares Management demonstrated operating leverage over the past year as Management Fee revenue increased 12%, but Fee Related Earnings increased 28%.  With margins moving from 26.7% to 29.7% over the past year, we believe margins can continue to expand into the low 30s%.

5)

Step-up in fees due to ACAS merger waiver – To support the Ares Capital acquisition of American Capital, Ares Management agreed to waive $10 million of quarterly management fees through Q3 2019.  When this waiver expires, Ares Management will have a 10% step-up in earnings per share.  We think this is exciting because we expect regular earnings to grow in addition to this pending increase.

6)

The potential for increased incentive fees – With each successive fund, Ares raises more money.  For example, Ares’s latest private fund was 50% larger than its predecessor.  These larger funds increase the potential for Ares Management to earn larger incentive fees.  Ares has increased the amount of its incentive eligible AUM by 50% over the past 24 months.

7)

Valuation – Ares Management has a market capitalization of $4 billion and trades at 10.3x 2018 estimated earnings per share (EPS).

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

a.

Not expensive compared to Asset Managers - Traditional asset managers trade at a median 13.9x 2018 EPS. However, traditional asset managers are facing threats from passive indexing and exchange-traded funds that Ares is not facing.

b.

Not expensive compared to banks –Banks with market caps between $3 and $6 billion trade at a median 14.9x 2018 EPS.  Ares is a better business than the average regional bank.  Ares grows faster than do typical banks, and it does not operate with significant leverage like a bank.  Ares also does not need to retain capital to grow because like other asset managers it provides a service for a fee.

c.

Not expensive on Sum-of-the-Parts basis – We believe Ares Management is worth $26 on a sum-of-the-parts basis (SOTP).  There are three components to our SOTP: Fee Related Earnings, Incentive Fee-Related Earnings, and Net Balance Sheet Assets.  We believe Fee Related Earnings will be $263 million in 2018 or $1.30 per share.  We apply a 15x multiple to Fee Related Earnings or $19.60 per share.  We think Incentive Fees will average $120 million.  At a 7x multiple on Incentive Fee Earnings, we value the stream of future Incentive Fees at $3.90.  Lastly, Ares Management has net assets on its balance sheet of $2.30.

d.

Total Return Potential – Since Ares Management does not need to retain capital to grow, at the current 10x multiple, it could payout all of its earnings for a 10% yield and grow AUM at the recent 9% rate and have high-teens returns for a long time.  Plus, the management team could always enhance this potential return through acquisitions.

8)

Management is aligned with shareholders and has solid track record –

a.

Management owns 70% of Ares stock – We always prefer to invest in companies with high insider ownership.  Ares’s management team owns about 72% of Ares.

b.

The potential for Inorganic Growth – Ares Management has a track record of building their business through smart bolt-on acquisitions.  Ares Management acquired EIF, an energy-focused private equity manager, in 2015.  Their BDC, Ares Capital, has acquired two other BDCs, Allied Capital in 2010 and American Capital in 2017.  Ares Management benefits from these acquisitions as their management fees increase with the size of Ares Capital.  We believe Ares’s management team is always looking to grow through smart acquisitions.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

9)

Tax Reform - If Congress lowers the corporate tax rate to 20%, we believe that Ares’s management would seriously consider converting to a C-Corporation from a publicly-traded limited partnership.  We believe this would improve the value of Ares’s stock price because the increased multiple would more than offset the lower earnings due to corporate taxes paid.

Risks:

1)

Performance – Ares Management’s franchise is at risk to poor performance.  However, this is not a current issue for the company.  Ares has strong performance across each of its investment platforms.  Longer-term, this will always be a threat to Ares.

2)

Less growth from market appreciation than a traditional asset manager – Because Ares’s investment platforms either pay current income or return capital when they harvest investments, Ares’s AUM does not benefit from market appreciation like a traditional asset manager.  Ares’s growth of AUM will mainly come from raising larger successor funds.

3)

Ares Management trades for a discount for some reasons that may persist

a.

Ares Management is not as well-known as the other alternative asset managers.

b.

Ares Management has a small float of available stock.  Only about $1 billion of the shares trade, so large investors may find difficulty buying and selling normally sized positions.  In our experience, this factor prevents several potential investors from performing the required due diligence since they know that they’ll be unlikely to acquire a position without impacting the stock price.

c.

Ares Management is a publicly traded partnership, so investors in the stock receive a K-1 issued by the company on an annual basis.  Receiving a K-1 prevents many investment managers from buying Ares’s for their separate account clients because of tax complications.

d.

Another drawback of being a publicly traded partnership is Ares is not eligible for inclusion in the major indexes.  So, Ares stock is not held by many exchange-traded funds.

Focus Fund’s Ten Largest Equity Positions:

• BBX Capital Corporation	• Primerica Inc.
• La Quinta Holdings, Inc.	• RE/MAX Holdings, Inc.
• Penn National Gaming	• Ambac Financial Group Inc.
• The Carlyle Group	• Enlink Midstream, LLC
• Transunion	• Ally Financial

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund

Mutual Shareholder Services

Derek Pilecki, Portfolio Manager                      8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC                Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895                               (855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Basic Materials
2.28%
Communication Services
1.82%
Consumer Cyclical
13.90%
Consumer Defensive
3.31%
Energy
12.05%
Financial Services
38.84%
Healthcare
6.95%
Industrials
4.37%
Money Market Fund
0.77%
Real Estate
15.71%

Sectors are based on Morningstar® classifications.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

COMMON STOCK - 82.69%

Cable & Other Pay Television Services - 1.73%
2,150	Liberty Global Plc. Class A *	$ 51,084

Commercial Banks, Nec - 3.46%
4,200	Ally Financial, Inc.	101,892

Deep Sea Foreign Transportation of Freight - 1.97%
6,500	Teekay Corp.	58,045

Hospital & Medical Service Plans - 4.08%
700	Wellcare Health Plans, Inc. *	120,218

Hotels & Motels - 8.64%
7,350	LaQuinta Holdings, Inc. *	128,625
5,400	Penn National Gaming, Inc. *	126,306
		254,931
Investment Advice - 6.19%
2,453	Janus Henderson Group Plc. (United Kingdom)	85,463
6,500	OM Asset Management Plc.	96,980
		182,443
Insurance - 7.95%
6,500	Ambac Financial Group, Inc. *	112,190
1,500	Primerica, Inc.	122,325
		234,515
Life Insurance - 3.38%
2,500	Voya Financial, Inc.	99,725

Metals & Mining - 2.17%
7,000	Suncoke Energy, Inc. *	63,980

Natural Gas Transmission & Distribution - 7.13%
6,400	EnLink Midstream, LLC	110,400
1,800	ONEOK, Inc.	99,738
		210,138
Operative Builders - 2.67%
2,150	CalAtlantic Group, Inc.	78,754

Personal Credit Institutions - 3.15%
3,299	OneMain Holdings, Inc. *	92,999

* Represents non-income producing security during the year.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

Pharmaceutical Preparations - 2.55%
1,500	Prestige Brands Holdings, Inc. *	$ 75,135

Pipe Lines (No Natural Gas) - 2.39%
3,200	Nustar GP Holdings, LLC	70,400

Real Estate - 6.32%
25,308	BBX Capital Corp. Class A	186,520

Real Estate Agents & Managers - 3.88%
1,800	Re/Max Holdings, Inc. Class A	114,390

Retail-Eating Places - 5.08%
1,200	Bob Evans Farms, Inc.	93,012
1,325	DineEquity, Inc.	56,948
		149,960
Services - Consumer Credit Reporting & Collection Agencies - 4.17%
2,600	TransUnion *	122,876

Services - Miscellaneous Business Services - 2.70%
3,700	Donnelley Financial Solutions, Inc. *	79,772

Services - Prepackaged Software - 3.08%
25,600	Great Elm Capital Group, Inc. *	90,880

TOTAL FOR COMMON STOCK (Cost $2,109,685) - 82.69%		2,438,657

LIMITED PARNTERSHIPS - 7.09%
4,500	Ares Management L.P.	83,925
5,300	Carlyle Group L.P.	125,080
TOTAL FOR LIMITED PARTNERSHIPS (Cost $151,011) - 7.09%		209,005

REAL ESTATE INVESTMENT TRUST - 4.76%
5,865	Colony NorthStar, Inc. Class A	73,664
8,000	Washington Prime Group, Inc.	66,640
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $140,374) - 4.76%		140,304

* Represents non-income producing security during the year.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Shares		Value

MONEY MARKET FUND - 0.73%
21,495	Fidelity Prime Money Market Portfolio - Institutional Class 0.60% **	$ 21,495
TOTAL MONEY MARKET FUND (Cost $21,495) - 0.73%		21,495

TOTAL INVESTMENTS (Cost $2,422,565) - 95.27%		2,809,461

LIABILITIES IN EXCESS OF OTHER ASSETS - 4.73%		139,638

NET ASSETS - 100.00%		$ 2,949,099

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $2,422,565)	$ 2,809,461
Receivables:
Shareholder Subscription	133,600
Dividends and Interest	3,165
Due from Advisor	11,219
Prepaid Expenses	3,948
Total Assets	2,961,393
Liabilities:
Payables:
Distribution (12b-1) Fees	603
Trustee Fees	351
Other Accrued Expenses	11,340
Total Liabilities	12,294
Net Assets	$ 2,949,099

Net Assets Consist of:
Paid In Capital	$ 3,610,282
Undistributed Net Investment Income	31,074
Accumulated Net Realized Loss on Investments	(1,079,153)
Net Unrealized Appreciation in Value of Investments	386,896
Net Assets	$ 2,949,099

Institutional Class Shares:
Net Assets	$ 2,616,903
Shares outstanding	226,489
Net asset value and offering price per share	$ 11.55
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($11.55 x 0.99) *	$ 11.44

Investor Class Shares:
Net Assets	$ 332,196
Shares outstanding	28,984
Net asset value and offering price per share	$ 11.46
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($11.46 x 0.99) *	$ 11.35

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF OPERATIONS

        For the Six Months Ended SEPTEMBER 30, 2017 (UNAUDITED)

Investment Income:
Dividends	$ 43,094
Interest	91
Total Investment Income	43,185

Expenses:
Advisory Fees	11,690
Transfer Agent & Accounting Fees	12,642
Distribution (12b-1) Fees - Investor Class	426
Chief Compliance Officer Fees	8,749
Registration Fees	2,798
Audit Fees	6,017
Miscellaneous Fees	1,873
Nasdaq Fees	602
Trustee Fees	3,524
Custodial Fees	2,568
Legal Fees	13,250
Printing and Mailing	124
Total Expenses	64,263
Fees Waived and Reimbursed by the Adviser	(43,718)
Net Expenses	20,545

Net Investment Income	22,640

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	66,409
Net Change in Unrealized Appreciation on Investments	106,159
Net Realized and Unrealized Gain on Investments	172,568

Net Increase in Net Assets Resulting from Operations	$ 195,208

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended September 30, 2017	Year Ended March 31, 2017

Increase in Net Assets From Operations:
Net Investment Income	$ 22,640	$ 16,644
Net Realized Gain (Loss) on Investments	66,409	(138,508)
Net Change in Unrealized Appreciation on Investments	106,159	557,553
Net Increase in Net Assets Resulting from Operations	195,208	435,689

Distributions to Shareholders:
Net Investment Income:
Institutional Class	-	(22,920)
Investor Class	-	(2,751)
Total Distributions to Shareholders	-	(25,671)

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	133,600	106,237
Investor Class	-	15,692
Distributions Reinvested
Institutional Class	-	22,920
Investor Class	-	2,751
Cost of Shares Redeemed
Institutional Class	-	(220,337)
Investor Class	(50,957)	(32,471)
Net Increase (Decrease) from Shareholder Activity	82,643	(105,208)

Net Assets:
Net Increase in Net Assets	277,851	304,810
Beginning of Year/Period	2,671,248	2,366,438
End of Year/Period (Including Undistributed Net
Investment Income of $31,074 and $8,434, respectively)	$ 2,949,099	$ 2,671,248

Share Transactions:
Shares Sold
Institutional Class	11,567	10,609
Investor Class	-	1,628
Shares Reinvested
Institutional Class	-	2,130
Investor Class	-	257
Shares Redeemed
Institutional Class	-	(22,674)
Investor Class	(4,624)	(3,270)
Net Increase (Decrease) in Shares	6,943	(11,320)
Shares Outstanding at Beginning of Year/Period	248,530	259,850
Shares Outstanding at End of Year/Period	255,473	248,530

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited) Six Months Ended September 30, 2017
		Years Ended			Period Ended (a) March 31, 2014
		March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, at Beginning of Year/Period	$ 10.76	$ 9.12	$ 11.88	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.09	0.07	0.05	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.70	1.68	(2.81)	(1.14)	3.27
Total from Investment Operations	0.79	1.75	(2.76)	(1.17)	3.19

Distributions From:
Net Investment Income	-	(0.11)	-	-	-
Net Realized Gain	-	-	-	-	(0.14)
Total Distributions	-	(0.11)	-	-	(0.14)

Net Asset Value, at End of Year/Period	$ 11.55	$ 10.76	$ 9.12	$ 11.88	$ 13.05

Total Return **	7.34%(b)	19.16%	(23.23)%	(8.97)%	31.90%(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 2,617	$ 2,312	$ 2,050	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	4.73%(c)	4.86%	3.50%	3.12%	16.72%(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%(c)	1.49%	1.49%	1.49%	1.49%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.71%(c)	0.69%	0.49%	(0.21)%	(0.75)%(c)
Portfolio Turnover	6.57%(b)	31.70%	52.19%	29.55%	84.54%(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited) Six Months Ended September 30, 2017				Period Ended (a) March 31, 2014
		Years Ended
		March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, at Beginning of Year/Period	$ 10.69	$ 9.05	$ 11.83	$ 13.02	$ 10.04

Income From Investment Operations:
Net Investment Income (Loss) *	0.08	0.04	0.03	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.69	1.68	(2.81)	(1.13)	3.23
Total from Investment Operations	0.77	1.72	(2.78)	(1.19)	3.12

Distributions From:
Net Investment Income	-	(0.08)	-	-	-
Net Realized Gain	-	-	-	-	(0.14)
Total Distributions	-	(0.08)	-	-	(0.14)

Net Asset Value, at End of Period	$ 11.46	$ 10.69	$ 9.05	$ 11.83	$ 13.02

Total Return **	7.20%(b)	19.00%	(23.50)%	(9.14)%	31.07%(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 332	$ 359	$ 317	$ 471	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	4.96%(c)	5.11%	3.99%	3.41%	7.42%(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%(c)	1.74%	1.74%	1.74%	1.74%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%(c)	0.44%	0.30%	(0.46)%	(1.07)% (c)
Portfolio Turnover	6.57%(b)	31.70%	52.19%	29.55%	84.54%(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017 (UNAUDITED)

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Focus Fund (the “Focus Fund” or the "Fund").  The Fund currently has two classes of shares, the Institutional Class and the Investor Class.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2014, 2015, and 2016 tax returns or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended September 30, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, for each class of shares, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, for each class, is divided by the total number of shares outstanding, for each class, to determine the NAV of each share.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Fund during the six months ended September 30, 2017.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of September 30, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,438,657	$ -	$ -	$ 2,438,657
Limited Partnerships	209,005	-	-	209,005
Real Estate Investment Trust	140,304	-	-	140,304
Money Market Fund	21,495	-	-	21,495
Total	$ 2,809,461	$ -	$ -	$ 2,809,461

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the six months ended September 30, 2017. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2017. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into or out of Level 2 or Level 3 during the six months ended September 30, 2017. It is the Fund’s policy to recognize transfers into or out of the Levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets.

For the six months ended September 30, 2017, the Adviser earned $11,690 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $43,718 in expenses pursuant to the Expense Limitation Agreement.  At September 30, 2017, the Adviser owed the Fund owed the Adviser $11,219 for waived fees and expenses.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund to ensure that total annual Fund operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Fee waivers and expense reimbursements are only subject to recoupment under the expense limitation in effect at the time such expenses were waived.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2017, the expense waivers subject to recoupment were as follows:

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$84,380

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2016	March 31, 2019	$76,949

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2017	March 31, 2020	$85,392

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Investor Class.

For the six months ended September 30, 2017, the Investor Class shares, incurred $426 in distribution fees.  At September 30, 2017, the Fund owed $603 in distribution fees.

6.  INVESTMENTS

For the six months ended September 30, 2017, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $176,606 and $225,999, respectively for the Fund.

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at September 30, 2017, was $2,422,565. At September 30, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 768,848
Gross unrealized depreciation on investment securities	(381,952)
Net unrealized appreciation on investment securities	$ 386,896

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

As of March 31, 2017 the components of accumulated earnings on a tax basis were as follows:

Undistributed Net Investment Income	$10,080
Capital and Other Losses	(114,087)
Net Unrealized Appreciation	279,303
Capital Losses Carried Forward	(1,031,687)
Total	$ (856,391)

For tax purposes, the current year post-October loss was $112,441 (realized during the period November 1, 2016 through March 31, 2017) and late year loss was $1,646 (incurred during the period January 1, 2017 through March 31, 2017).  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2017.

The difference between book and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses.

The Fund has $308,822 and $722,865 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Fund paid an ordinary income distribution of $25,671 for the year ended March 31, 2017.

The Fund did not pay any distributions for the six months ended September 30, 2017.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of September 30, 2017, the Pilecki Family owned approximately 41.51% of the Fund.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.

GATOR FUNDS

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Gator Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2017 through September 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GATOR FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Gator Focus Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2017	September 30, 2017	April 1, 2017 to September 30, 2017

Actual	$1,000.00	$1,073.42	$7.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gator Focus Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2017	September 30, 2017	April 1, 2017 to September 30, 2017

Actual	$1,000.00	$1,072.03	$9.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.34	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GATOR FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Annual Approval of Investment Advisory Agreement – At a meeting held on May 5, 2017, the Investment Advisory Agreements between Gator Capital Management, LLC (“Adviser”) and the Focus Fund (the “Investment Advisory Agreement”) was approved for an additional year.  Counsel directed the Board’s attention to a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors to be considered in evaluating the renewal of the Investment Advisory Agreements.  Counsel then summarized the applicable regulatory requirements and the fiduciary duties of the Board, including the duties of the Independent Trustees, related to the renewal of an investment advisory agreement.

Counsel reviewed with the Board the U.S. Supreme Court’s decision in Jones v. Harris Associates.  He explained that the Court’s holding generally confirmed that boards should continue to follow standards established thirty years ago in Gartenberg v. Merrill Lynch Asset Management for determining when investment advisory fees for mutual funds are excessive.  Counsel further explained to the Board that these standards emphasize applying a process that gives due consideration to all relevant factors.  He noted that, in addition to reaffirming the Gartenberg standards, the Court suggested in Jones v. Harris Associates that a mutual fund board should consider, among other things, differences in fees charged, and services provided, by a fund’s adviser to institutional client accounts that may be similar to the fund, to the extent that the board finds such factors relevant.  The Adviser then discussed the fees charged and services provided to Adviser’s clients other than the Funds, and the differences between servicing those

GATOR FUNDS

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

clients and the Funds.  The Adviser then responded to questions from the Independent Trustees regarding the information the Adviser provided.

Counsel noted that prior to the meeting, the Board received and reviewed certain materials concerning the Investment Advisory Agreement renewal.  The materials included:  (i) a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Investment Advisory Agreement; (ii) a copy of the Adviser’s responses to a request for information necessary to evaluate the terms of the Investment Advisory Agreement renewal (the “Adviser Questionnaire”); (iii) a copy of Form ADV, Part I and Part 2 for the Adviser’s; and (iv) a copy of the Investment Advisory Agreement.

Counsel reviewed the Adviser Questionnaire with the Board.  The Adviser Questionnaire provided to the Board contained detailed information concerning the Adviser and the Investment Advisory Agreement renewal, including:  (i) information on the Adviser’s business and services; (ii) information concerning the employees of the Adviser who serviced the Fund; (iii) information on the Adviser’s financial status; (iv) performance information comparing the Fund to other, similar mutual funds; (v) information on the Adviser’s trading and brokerage practices; and (vi) other information concerning the Adviser.

A discussion ensued concerning the approval of the Investment Advisory Agreement.  The Trustees considered the terms and conditions of the existing Investment Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees.

After discussion, the Board of Trustees decided to approve the renewal of the Investment Advisory Agreement for a one-year period based upon their evaluation of:  (i) the nature, extent and quality of the services provided; (ii) the performance of the Fund; (iii) the costs of the services being provided and profits to be realized by the Adviser from the Fund, taking into account the Adviser’s entrepreneurial risk in organizing the Fund and bearing certain costs until the Fund’s assets increase; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered the following matters:

He indicated that it was being proposed that the Investment Advisory Agreement be renewed for a one-year period under the same terms and conditions, with the exception that GCM was proposing a reduction in the advisory fee from 1.00% to 0.80% effective as of June 1, 2017.

1.  Services to be Provided.  The Trustees considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Adviser in the past and the services that were expected to continue in the future.  The

GATOR FUNDS

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2017 (UNAUDITED)

Board reviewed the Adviser’s services since inception, including its portfolio management of the Fund, coordination of services among the Fund’s service providers, compliance procedures and practices, and distribution efforts for the Fund.  The Board also noted that the Trust’s president is an employee of the Adviser, and serves the Trust without additional compensation from the Trust.  After reviewing the foregoing information and further information in the Adviser Questionnaire Response (e.g., descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser are satisfactory for the Fund.

2.  Performance Results.  The Trustees considered the performance results of the Fund over various time periods.  They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices.  The Adviser briefly discussed some of the comparable funds.  The Board reviewed the performance information provided.  The Board noted that the Fund’s performance was currently lagging behind that of its peer group, but that the Adviser continued to manage the Fund in accordance with its investment strategy, as outlined in its registration statement.  Performance was considered on a relative and absolute basis.  Following further discussion, the Board concluded that the Fund’s performance was satisfactory.

3.  Costs of Services to be Provided and Profitability of the Adviser.  The Trustees considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds. The Trustees discussed the Adviser’s proposal to reduce the advisory fee from 1.00% to 0.80% effective as of June 1, 2017.  It also was noted that the Fund’s current expense ratio as a percentage of average net assets after expense waivers and reimbursements was reasonable.  The Trustees also discussed the current Expense Limitation Agreement, the fact that the Adviser was waiving fees and reimbursing expenses, and the amount of fees waived and expenses reimbursed.  The Trustees concluded that the fees paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

4.  Economies of Scale and Fee Levels.  In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement.  The Board noted that, while the management fee would remain the same at all asset levels, the Fund’s expenses would be supplemented by the Adviser for the foreseeable future, and the Fund will benefit from economies of scale under its agreements with service providers as the Fund grows.

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Gator Focus Fund

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 11, 2017

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: December 11, 2017